UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2009

JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	No. 001-05805 (Commission File Number)	No. 13-2624428 (IRS Employer Identification No.)
270 Park Avenue, New York, New York (Address of Principal Executive Offices)		10017 (Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 27, 2009, JPMorgan Chase & Co. ("JPMorgan Chase") assumed the obligations of The Bear Stearns Companies LLC (formerly known as The Bear Stearns Companies Inc.) ("Bear Stearns") as issuer of certain Euro medium term notes issued by Bear Stearns and as guarantor of certain Euro medium term notes and warrants issued by subsidiaries of Bear Stearns. In addition, on March 2, 2009, Bear Stearns Bank plc ("BSB") was substituted for Bear Stearns Global Asset Holdings, Ltd. ("BSGAH") as issuer of certain Euro medium term notes, warrants and certificates issued by BSGAH. Bear Stearns, BSB and BSGAH are all subsidiaries of JPMorgan Chase.

Details concerning these assumptions and issuer substitutions are set forth below.

On February 27, 2009, JPMorgan Chase assumed the obligations of Bear Stearns (i) as issuer of notes issued by Bear Stearns under the Trust Deed dated August 4, 1994, as amended and supplemented, relating to the U.S.$30,000,000,000 Euro Medium Term Note Programme of Bear Stearns, BSB, BSGAH and Bear Stearns Caribbean Asset Holdings Ltd. ("BSCAH"), as issuers, and Bear Stearns, as guarantor (the "EMTN Programme"); (ii) as guarantor of notes issued by BSB, BSGAH and BSCAH under the EMTN Programme; (iii) as guarantor of notes issued by BSGAH under the Amended and Restated Note Issuance Agreement dated October 21, 2005 and predecessor agreements relating to the U.S.$4,000,000,000 Note Issuance Programme of BSGAH, as issuer, and Bear Stearns, as guarantor (the "Note Issuance Programme"); and (iv) as guarantor of warrants issued by BSB and BSGAH under the Master Warrant Agreement dated January 28, 2004 relating to the Warrant Programme of BSB and BSGAH, as issuers, and Bear Stearns, as guarantor (the "MAP Warrant Programme"). Immediately prior to and in connection with these assumptions, Bear Stearns transferred additional assets to JPMorgan Chase. In addition, in connection with these assumptions, the guarantees granted by JPMorgan Chase on July 31, 2008 in respect of the obligations of Bear Stearns as issuer and guarantor under the EMTN Programme and as guarantor under the Note Issuance Programme were discharged.

On March 2, 2009, BSB was substituted for BSGAH as issuer of (i) notes issued by BSGAH under the EMTN Programme and the Note Issuance Programme; (ii) warrants issued by BSGAH under the MAP Warrant Programme; and (iii) warrants and certificates issued by BSGAH under the amended and restated Master Securities Agreement dated May 21, 2007 and predecessor agreements relating to the Warrant and Certificate Programme of Bear Stearns, BSB and BSGAH, as issuers, and Bear Stearns, as guarantor (the "Warrant and Certificate Programme"). JPMorgan Chase had previously assumed the obligations of Bear Stearns as issuer of warrants and certificates and as guarantor of warrants and certificates issued by BSB and BSGAH under the Warrant and Certificate Programme.

Copies of the documents under which these assumptions and issuer substitutions were effected may be viewed at the offices of the trustee or agent for each issuance program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

Date: March 2, 2009	By:_/s/ Anthony J. Horan_________________ Anthony J. Horan Corporate Secretary